                                                                  EXHIBIT 10(19)

                              COMPLETION GUARANTY
                              -------------------


          This Completion Guaranty ("Guaranty") is made as of September 15, 1995, by MGM Grand, Inc., a Delaware corporation and Primadonna Resorts, Inc., a Nevada corporation (each a "Guarantor" and collectively, "Guarantors"), jointly and severally, in favor of Bank of America National Trust and Savings Association, as Managing Agent, in favor of the Banks under the Loan Agreement described below and in favor of the Equipment Lessors under the Equipment Lease defined in the Loan Agreement. Capitalized terms used but not defined herein shall have the meanings defined for those terms in the Loan Agreement described below.


                                    RECITALS
                                    --------

          A. Pursuant to the Construction/Revolving Loan Agreement of even date herewith by and among New York-New York Hotel, LLC, a Nevada limited liability company ("Borrower"), the lenders from time to time party thereto (collectively, the "Banks" and individually, a "Bank"), First Interstate Bank of Nevada, as Co-Agent, and Bank of America National Trust and Savings Association, as Managing Agent (as such agreement may from time to time be extended, modified, renewed, restated, supplemented or amended, the "Loan Agreement"), the Banks have agreed to extend certain credit facilities to Borrower.

          B. The Loan Agreement provides, as a condition precedent to the Banks' obligation to extend credit facilities to Borrower, that Guarantors shall enter into this Guaranty, and shall guaranty completion of the Project, all under the terms and conditions set forth in this Guaranty.

          C. The Loan Agreement contemplates that a portion of the financing for the construction of the Project will be in the form of the Equipment Lease covering the Leased Equipment. Guarantors and the Banks agree that the Equipment Lessors shall also have the benefit of this Guaranty on a proportional basis with the Banks.

          D. Guarantors expect to realize direct and indirect benefits as a result of the availability of the aforementioned credit facilities.

          E. This Guaranty is one of the Loan Documents described in the Loan Agreement.

                                   AGREEMENT
                                   ---------

          NOW, THEREFORE, in order to induce the Banks to extend credit facilities to Borrower under the Loan Agreement, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, Guarantors hereby agree as follows:


          2.   Completion Guaranty and Agreement.
               ---------------------------------

          Guarantors, jointly and severally, hereby irrevocably and unconditionally guarantee that:

(a) Guarantors shall complete or cause to be completed the construction of the Project in conformity in all material respects with the Construction Plans, the Construction Budget, the Construction Timetable and the Loan Agreement, free and clear of material defects and, except for Permitted Encumbrances, Liens or claims for Liens for material supplied or labor or services performed in connection therewith.

(b) If the Construction Budget is insufficient to complete the Project in accordance with the Construction Plans, the Guarantors shall promptly make or cause to be made Cash Equity Contributions to Borrower sufficient to permit such completion .

(c) If the Completion Date does not occur on or before September 15, 1997, the Guarantors shall promptly make or cause to be made Cash Equity Contributions to Borrower in an amount equal to $250,000 multiplied by the number of days between July 31, 1997 and the Completion Date.

          3.   Payment Provisions in the Event of Bankruptcy.
               ---------------------------------------------

          In the event, prior to the Completion Date, that the Borrower becomes insolvent or subject to an Insolvency Proceeding as defined below, notwithstanding Section 1, but subject to confirmation by the Managing Agent
                ---------
that any undisbursed Loans will be made pursuant to the Loan Agreement and confirmation by the Equipment Lessors that any undisbursed equipment purchase prices will be made pursuant to the Equipment Lease, in each case subject to the terms and conditions thereof (excluding such Insolvency Proceeding), Guarantors
                              ---------
guarantee and agree that:

(a) To the extent the Construction Budget is insufficient to complete the Project in accordance with the Construction Plans, the Guarantors shall make or cause to be made Cash payments into an interest-bearing deposit account designated and controlled exclusively by the Managing Agent (the "Deposit Account") in which the Managing Agent is hereby granted a security interest for the benefit of the Banks as to the Banks' Percentage and for the benefit of the Equipment Lessors as to the Equipment Lessors Percentage. The Deposit Account is intended to be a "deposit account" for the purposes of Nevada Revised Statutes ("NRS") 40.430.4(g). Such funds in the Deposit Account shall only be available for and used to complete construction of the Project.

(b) If the Completion Date does not occur on or before September 15, 1997, the Guarantors shall make or cause to be made a Cash payment into the Deposit Account in the amount required under Section 1(c). Such funds shall
                                                  ------------
     be held in the Deposit Account as additional collateral for the Obligations under the Loan Agreement as to the Banks' Percentage and for the benefit of the Equipment Lessors as to the Equipment Lessors Percentage; provided
                                                                   --------
     that, if requested by Borrower, such funds (i) shall applied to payment of the Obligations as to the Banks' Percentage and to prepayment of the Equipment Lease as to the Equipment Lessors' Percentage and/or (ii) shall be applied, with the approval of the Requisite Banks (which shall not be unreasonably withheld) to payment of such other obligations of Borrower incurred in the ordinary course for the acquisition of goods or services which have enhanced or maintained the value of the Collateral covered by the Collateral Documents.

(c) The Cash payments into the Deposit Account and the funds therein shall be free and clear of any third party claims thereto, including any claims by Borrower as a third party beneficiary under this Guaranty. The Guarantors and the Managing Agent on behalf of the Banks specifically agree that Borrower is not an intended third party beneficiary to this Guaranty and that Borrower has no rights under this Guaranty.

(d)       If, notwithstanding Section 2(a) or 2(b) above, Borrower asserts in an
                              --------------------
     Insolvency Proceeding that it holds the right under this Guaranty to have Cash Equity Contributions made to it directly or that funds in the Deposit Account deposited pursuant to Section 2(a) shall or may be used for any
                                   ------------
     purposes other than completion of the Project or that funds in the Deposit Account deposited pursuant to Section 2(b) are not collateral solely for
                                   ------------
     the Obligations under the Loan Agreement, then this Guaranty shall automatically become a continuing unconditional guaranty by the Guarantors of the full and timely payment when due of the Obligations under the Loan Agreement to the extent and in the amount of the Banks' Percentage of the Cash Equity Contributions that have been made and are required to be made pursuant to this Guaranty and of the obligations under the Equipment Lease to the extent and in the amount of the Equipment Lessors' Percentage of such Cash Equity Contributions.

(e) the term "Insolvency Proceeding" means any case or proceeding, voluntary or involuntary, under the Bankruptcy Code, or any similar existing or future law of any jurisdiction, state or federal, relating to bankruptcy, insolvency reorganization or relief of debtors.

          4.   Performance of Guaranty.  In fulfilling their obligations
               -----------------------
hereunder, Guarantors hereby jointly and severally, irrevocably and unconditionally guarantee, promise and agree to perform and comply (or cause Borrower to perform and comply) with all provisions and conditions of the Loan Agreement relating to (a) the construction of the Project within the time and in the manner set forth in Construction Plans and the Construction Timetable, (b) the payment of all costs and expenses thereof, (c) the payment, satisfaction or discharge of all Liens (other than Permitted Encumbrances) that are or may be imposed upon or asserted against Borrower, the Project or the Project Property in connection with the construction of the Project, and (d) the defense and indemnification of the Managing Agent and the Banks against all such Liens (other then Permitted Encumbrances), whether arising from the furnishing of labor, materials, supplies or equipment, from taxes, assessments, fees or other charges, from injuries or damage to Persons or property, or otherwise in connection with the construction of the Project. Without limiting the generality of the foregoing, Guarantors agree (w) to cause any and all costs of constructing and completing the Project, including, without limitation, the costs of all labor, materials, supplies and equipment related thereto, to be paid and satisfied as the same shall become due, subject to Guarantors' right to remove any Liens arising therefrom by securing bond(s) therefor, (x) to cause the net amount of cost overruns to be directly or indirectly funded, paid and satisfied from Guarantors' own resources, (y) directly or indirectly to cause the completion of the Project in a timely, good, workmanlike and Lien-free manner (except for Permitted Encumbrances), in accordance in all material respects with the terms of the Construction Plans, the Construction Budget and the Construction Timetable and (z) to cause all pre-operating and carrying costs of the Project, including, without limitation the payment of taxes, assessments, utilities, insurance and maintenance expenses, to be funded, paid and satisfied as the same shall become due throughout the term of this Guaranty.

          5.   Procedures for Completion.
               -------------------------

               5.1 In the event that Borrower fails to perform all of its Obligations under the Loan Agreement relating to construction of the Project, then in any such event or at any time thereafter, the Managing Agent may give written notice to Guarantors of the occurrence of such event.

               5.2 Within ten (10) days after the date on which the Managing Agent gives any such notice to Guarantors, but subject to confirmation by the Managing Agent that any undisbursed Loans will be made pursuant to the Loan Agreement subject to the terms and conditions thereof, Guarantors, at their sole cost (exclusive of undisbursed Loans), shall commence to complete the construction of the Project and diligently prosecute such construction to completion within the time and in the manner specified in the Construction Timetable, free of Liens (other than Permitted Encumbrances) and fully paid for,
                          ----- ----
and shall defend, indemnify and hold the Managing Agent and/or the Banks harmless from all losses, costs, liabilities and expenses, including attorneys' fees, incurred in connection with such completion. If at the date of such notice, there are no undisbursed Loans allocated to construction of the Project, the Guarantors' obligations under this Section shall be absolute. If on such date there are any such undisbursed Loans, the obligations of the Guarantors under this Section shall be that percentage of the remaining costs to complete the Project equal to 100% minus the percentage thereof represented by the undisbursed Loans.

               5.3 If Guarantors fail to commence to complete the construction of the Project or diligently to prosecute such construction to timely completion as provided in Section 4.2 above, then in addition to all other rights and
               -----------
remedies that may be available to the Managing Agent under the Loan Agreement and the other Loan Documents, at law or in equity, the Managing Agent may proceed as follows:

     (a) Managing Agent may, at the Managing Agent's option, enter the Project Property to complete construction of the Project (either itself or through any agent, contractor or subcontractor of its selection), which option of the Managing Agent shall be exercisable whether or not the Managing Agent elects to proceed judicially or non-judicially to foreclose on all or any portion of the Collateral.

     (b) The Managing Agent, at its option and in accordance with the Loan Agreement and the other Loan Documents, shall have the right, but shall have no obligation, to proceed judicially or non-judicially to foreclose on all or any portion of the Collateral, exercisable whether or not the Managing Agent elects to undertake to complete the construction of the Project.

     (c) If the Managing Agent elects to undertake to complete the construction of the Project, and whether or not the Managing Agent elects to proceed judicially or non-judicially to foreclose on all or any portion of the Collateral, the Managing Agent shall have the right to recover damages from Guarantors' in an amount equal to the sum of:

                                   (i)   the costs reasonably incurred or
               reasonably estimated to be incurred by the Managing Agent to complete the construction of the Project as set forth in Paragraph 2 hereof minus any undisbursed Loans allocated to construction of the Project (the "Cost to Complete"), provided
                                                                     --------
               that with respect to damages recovered for costs estimated to be incurred by the Managing Agent, such funds shall be used for no purpose other than the construction of the Project and provided
                                                                      --------
               further that should the total actual costs incurred by the
               -------
               Managing Agent to complete the construction of the Project be less than the Cost to Complete, the amount by which the Cost to Complete recovered by the Managing Agent exceeds such actual construction costs shall be remitted to Guarantors; plus

                                   (ii)  All unreimbursed costs and expenses,
               including attorneys' fees, reasonably incurred by the Managing Agent in protecting and preserving the Project and enforcing or defending the interests of the Banks under this Guaranty (the "Unreimbursed Expenses").

     (d) In any action or proceeding by the Managing Agent to recover damages from Guarantors, the Managing Agent may exercise any and all remedies available under applicable Law.

               5.4 The remedy of specific performance, the recovery of damages and all other rights and remedies under this Guaranty, under the Loan Agreement and the other Loan Documents, at law or in equity are intended to be non-exclusive and cumulative. The parties recognize that the choice of remedies by the Managing Agent will necessarily and properly be a matter of business judgment, which the passage of time and events may or may not prove to have been the best choice to maximize recovery by the Managing Agent at the lowest cost to either the Borrower or the Guarantors. Nevertheless, the choice of alternatives by the Managing Agent shall not be subject to question or challenge by Guarantors or any other Person, nor shall any such choice be asserted as a defense, set-off or basis for any claim of failure to mitigate damages in any action or proceeding arising from this Guaranty.

          6.   Commencement of Lawsuit by Managing Agent; Measure of Damages.
               -------------------------------------------------------------
At any time after the occurrence of an Event of Default under this Guaranty, Managing Agent, on behalf of the Banks, may commence a lawsuit against Guarantors to compel Guarantors to perform their obligations under this Guaranty and/or to recover damages under this Guaranty. The Banks' damages under this Guaranty shall include: (a) the costs of completing the Project and/or correcting any construction defects, minus any undisbursed Loans allocated to
                                     -----
construction of the Project , (b) damages arising from any delay in completing the Project, including interest, taxes and insurance premiums, and (c) Banks' attorneys' fees and costs. Managing Agent need not perform any work on the Project before commencing such a lawsuit. GUARANTORS EXPRESSLY ACKNOWLEDGE THAT THE MEASURE OF THE BANKS' DAMAGES FOR BREACH OF THIS GUARANTY SHALL BE BASED ON THE COSTS OF COMPLETING THE PROJECT, NOT THE EXTENT TO WHICH COMPLETING THE PROJECT WOULD INCREASE THE VALUE OF THE PROJECT PROPERTY.

          7.   Rights of the Managing Agent.  Each Guarantor authorizes the
               ----------------------------
Managing Agent and the Banks to perform any or all of the following acts at any time in their sole discretion, all without notice to Guarantors and without affecting Guarantors' obligations under this Guaranty:

(a) The Managing Agent and the Banks may alter any terms of the Loan Documents to which Guarantors are not a party, including renewing, compromising, extending or accelerating, or otherwise changing the time for payment of, or increasing or decreasing the rate of interest on, the Loans or any part of them.

(b) The Managing Agent and the Banks may take and hold security for the Loans or this Guaranty, accept additional or substituted security for either, and subordinate, exchange, enforce, waive, release, compromise, fail to perfect and sell or otherwise dispose of any such security.

(c) The Managing Agent and the Banks may direct the order and manner of any sale of all or any part of any security now or later to be held for the Loans or this Guaranty, and may also bid at any such sale.

(d) The Managing Agent and the Banks may apply any payments or recoveries from Borrower, any Guarantor or any other source, and any proceeds of any security, to Borrower's obligations under the Loan Documents in such manner, order and priority as they may elect, whether or not those obligations are guarantied by this Guaranty or secured at the time of the application.

(e) The Managing Agent and the Banks may release Borrower of its liability for the Loans or any portion thereof.

(f) The Managing Agent and the Banks may substitute, add or release any one or more guarantors or endorsers.

(g) In addition to the Loans, the Managing Agent and the Banks may extend other credit to Borrower, and may take and hold security for the credit so extended, all without affecting Guarantors' liability under this Guaranty.

(h) The Managing Agent and the Banks may approve modifications to the Construction Contracts, Construction Budget and/or the Construction Timetable.

(i) The Managing Agent and the Banks may change the terms or conditions of disbursement of the Loans.

(j) The Managing Agent and the Banks may advance additional funds to Borrower for purposes related to those of the Loan Documents.

          8.   Guaranty to be Absolute.  Guarantors expressly agree that until
               -----------------------
the Project is fully completed in all material respects in accordance with the Construction Plans, the Construction Budget and the Construction Timetable and each and every term, covenant and condition of this Guaranty is fully performed, Guarantors shall not be released by or because of:

(a) Any act or event which might otherwise discharge, reduce, limit or modify Guarantors' obligations under this Guaranty;

(b) Any waiver, extension, modification, forbearance, delay or other act or omission of the Managing Agent or the Banks, or any failure to proceed promptly or otherwise as against Borrower, any Guarantor or any security;

(c) Any action, omission or circumstance which might increase the likelihood that Guarantors may be called upon to perform under this Guaranty or which might affect the rights or remedies of Guarantors as against Borrower; or

(d) Any dealings occurring at any time between Borrower, the Managing Agent or any Bank, whether relating to the Loans or otherwise.

          Guarantors hereby expressly waive and surrender any defense to their liability under this Guaranty based upon any of the foregoing acts, omissions, agreements, waivers or matters. It is the purpose and intent of this Guaranty that the obligations of Guarantors under it shall be absolute and unconditional under any and all circumstances.

          9.   Guarantors' Waivers.  Guarantors waive:
               -------------------

(a) All statutes of limitations as a defense to any action or proceeding brought against Guarantors by the Managing Agent or any Bank, to the fullest extent permitted by Law;

(b) Any right they may have to require the Managing Agent or the Banks to proceed against Borrower, proceed against or exhaust any security held from Borrower, or pursue any other remedy in their power to pursue;

(c) Any defense based on any claim that Guarantors' obligations exceed or are more burdensome than those of Borrower;

(d) Any defense based on: (i) any legal disability of Borrower, (ii) any release, discharge, modification, impairment or limitation of the liability of Borrower under the Loan Documents from any cause, whether consented to by the Managing Agent or any Bank or arising by operation of Law or from any Insolvency Proceeding, (iii) any rejection or disaffirmance of the Loans or any security held for the Loans, in any Insolvency Proceeding and
     (iv) Guarantors' rights under NRS 104.3605, Guarantors specifically agreeing that this clause (iv) shall constitute a waiver of discharge under NRS 104.3605;

(e) Any defense based on any action taken or omitted by the Managing Agent or any Bank in any Insolvency Proceeding involving Borrower, including any election to have a claim allowed as being secured, partially secured or unsecured, any extension of credit by the Managing Agent or any Bank to Borrower in any Insolvency Proceeding, and the taking and holding by the Managing Agent or any Bank of any security for any such extension of credit;

(f) All presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, notices of acceptance of this Guaranty and of the existence, creation, or incurring of new or additional indebtedness, and demands and notices of every kind except for any demand or notice expressly provided for in Section 1;
                               ---------

(g) Any defense based on or arising out of any defense that Borrower may have to the payment or performance of the Loans or any portion of the Loans; and

(h) Any defense or benefit based on NRS 40.430 and judicial decisions relating thereto and NRS 40.451 et seq. and judicial decisions relating
                                     -- ---
     thereto, Guarantors agreeing that the waiver in this paragraph (h) is intended to take advantage of the two (2) waivers permitted by NRS 40.495
     (1) and (2) to the maximum extent permitted.

          10.  Waivers of Subrogation and Other Rights.
               ---------------------------------------

(a) Upon the occurrence of any Event of Default, the Managing Agent in its sole discretion, without prior notice to or consent of Guarantors, may elect to: (i) foreclose either judicially or nonjudicially against any real or personal property security for the Loans, (ii) accept a transfer of any such security in lieu of foreclosure, (iii) compromise or adjust the Loans or any part thereof or make any other accommodation with Borrower or any other guarantor, or (iv) exercise any other remedy against Borrower or any security. No such action by the Managing Agent or any Bank shall release or limit the liability of Guarantors, who shall remain liable under this Guaranty after the action, even if the effect of the action is to deprive Guarantors of any subrogation rights, rights of indemnity, or other rights to collect reimbursement from Borrower for any sums paid to the Managing Agent or the Banks, whether contractual or arising by operation of Law or otherwise. Guarantors expressly waive any defenses or benefits that may be derived from NRS Section 40.430 and judicial decisions relating thereto and NRS 40.451, et seq. and judicial decisions relating thereto, or comparable
                 -- ---
     provisions of Nevada Law which are comparable to California Civil Procedure
     (S)(S) 580a, 580b, 580d, or 726 or comparable provisions of the Laws of any other jurisdiction, and all other suretyship defenses they otherwise might or would have under Nevada Law or other applicable Law. Guarantors expressly agree that under no circumstances shall they be deemed to have any right, title, interest or claim in or to any real or personal property to be held by the Managing Agent or any Bank or any third party after any foreclosure or transfer in lieu of foreclosure of any security for the Loans.

(b) Regardless of whether Guarantors may have made any payments to the Managing Agent or any Bank, Guarantors hereby waive: (i) all rights of subrogation, all rights of indemnity, and any other rights to collect reimbursement from Borrower for any sums paid to the Managing Agent or any Bank, whether contractual or arising by operation of Law (including the United States Bankruptcy Code or any successor or similar statute) or otherwise, (ii) all rights to enforce any remedy that the Managing Agent or any Bank may have against Borrower, and (iii) all rights to participate in any security now or later to be held by the Managing Agent or any Bank for the Loans. The waivers given in this subsection 9(b) shall be effective
                                          ---------------
     until the Loans and all other Obligations have been paid and performed in full and all Commitments have been terminated.

(c) Guarantors understand and acknowledge that if the Managing Agent or any Bank forecloses judicially or nonjudicially against any real property security for the Loans, that foreclosure could impair or destroy any ability that Guarantors may have to seek reimbursement, contribution or indemnification from Borrower or others based on any right Guarantors may have of subrogation, reimbursement, contribution or indemnification for any amounts paid by Guarantors under this Guaranty. Guarantors further understand and acknowledge that in the absence of this Section 9, such
                                                            ---------
     potential impairment or destruction of Guarantors' rights, if any, may entitle Guarantors to assert a defense to this Guaranty. By executing this Guaranty, Guarantors freely, irrevocably and unconditionally: (i) waive and relinquish that defense and agree that Guarantors will be fully liable under this Guaranty even though the Managing Agent or the Banks may foreclose judicially or nonjudicially against any real property security for the Loans; (ii) agree that Guarantors will not assert that defense in any action or proceeding which the Managing Agent or the Banks may commence to enforce this Guaranty; and (iii) acknowledge and agree that the Managing Agent and the Banks are relying on this waiver in making the Loans, and that this waiver is a material part of the consideration which they are receiving for making the Loans.

          11.  Revival and Reinstatement.  If the Banks are required to pay,
               -------------------------
return or restore to Borrower or any other person any amounts previously paid on the Loans because of any Insolvency Proceeding of Borrower, any stop notice or any other reason, to the extent that the source of such payment was a Cash Equity Contribution from Guarantors pursuant to this Guaranty, the obligations of Guarantors shall be reinstated and revived and the rights of the Managing Agent and the Banks shall continue with regard to such amounts, all as though they had never been paid.

          12.  Information Regarding Borrower and the Property.  Before signing
               -----------------------------------------------
this Guaranty, Guarantors investigated the financial condition and business operations of Borrower, the present and former condition, uses and ownership of the Property, and such other matters as Guarantors deemed appropri ate to assure themselves of Borrower's ability to discharge its obligations under the Loan Documents. Guarantors assume full responsibility for that due diligence, as well as for keeping informed of all matters which may affect Borrower's ability to pay and perform its obligations to the Managing Agent and the Banks. The Managing Agent and the Banks have no duty to disclose to Guarantors any information which they may have or receive about Borrower's financial condition or business operations, the condition or uses of the Property, or any other circumstances bearing on Borrower's ability to perform.

          13.  Subordination.  Any rights of Guarantors, whether now existing
               -------------
or later arising, to receive payment on account of any indebtedness (including interest) owed to them by Borrower or any subsequent owner of the Property, or to withdraw capital invested by them in Borrower, or to receive Distributions from Borrower, shall at all times be subordinate as to lien and time of payment and in all other respects to the full and prior repayment to the Managing Agent and the Banks of the Loans and the other Obligations, except to the extent that
                                                      ------
such payments or Distributions are expressly contemplated by the Loan Agreement. Guarantors shall not be entitled to enforce or receive payment of any sums hereby subordinated until the Loans and all other Obligations have been paid and performed in full and all Commitments have been terminated and any such sums received in violation of this Guaranty shall be received by Guarantors in trust for the Banks.

          14.  Financial Information.  Guarantors shall keep true and correct
               ---------------------
financial books and records, using generally accepted accounting principles consistently applied. Guarantors shall provide to the Banks such financial statements and other information respecting Guarantors as is required under
Section 8.1(g) of the Loan Agreement and such other information concerning their
--------------
affairs and properties as the Managing Agent or any Bank may reasonably request. Any confidential information of Guarantors so furnished shall be subject to the provisions of Section 12.14 of the Loan Agreement.
              -------------

          15.  Guarantors' Representations and Warranties.  Each Guarantor
               ------------------------------------------
represents and warrants that:

(a) All financial statements and other financial information furnished or to be furnished to the Managing Agent or the Banks by such Guarantor are or will be true and correct and do or will fairly represent the financial condition of such Guarantor as of the dates and for the periods covered thereby;

(b) All such financial statements were or will be prepared in accordance with Generally Accepted Accounting Principles, consistently applied;

(c) There has been no material adverse change in such Guarantor's financial condition since the dates of the statements most recently furnished to the Banks; and

(d) The performance of this Guaranty will not violate any indenture, credit agreement or other material agreement to which such Guarantor is a party.

          16.  Events of Default.  The Managing Agent may declare Guarantors
               -----------------
to be in default under this Guaranty upon the occurrence of any of the following events ("Events of Default"):

(a) Either of the Guarantors fail to perform any of their obligations under this Guaranty; or

(b) Either of the Guarantors revoke this Guaranty or dispute the validity or coverage thereof or this Guaranty becomes ineffective for any reason; or

(c) Any representation or warranty made or given by a Guarantor in any Loan Document proves to be false or misleading in any material respect; or

(d) Any Guarantor becomes insolvent or the subject of any case or proceeding, voluntary or involuntary, under the Bankruptcy Code, or any similar existing or future law of any jurisdiction, state or federal, relating to bankruptcy, insolvency, reorganization or relief of debtors and, in the case of an involuntary case or proceeding, the same continues undismissed or unstayed for ninety (90) calendar days; or

(e)       Any Guarantor dissolves or liquidates.

          17.  Authorization; No Violation.  Guarantors are authorized to
               ---------------------------
execute, deliver and perform under this Guaranty, which is a valid and binding obligation of each Guarantor enforceable against each Guarantor in accordance with its terms, except as enforcement may be limited by Debtor Relief Laws, Gaming Laws or equitable principles relating to the granting of specific performance and other equitable remedies as a matter of judicial discretion. No provision or obligation of Guarantors contained in this Guaranty violates any Requirement of Law applicable to such Guarantor. No such provision or obligation conflicts with, or constitutes a breach or default under, any agreement to which any Guarantor is a party.

          18.  Additional and Independent Obligations.  Guarantors' obligations
               --------------------------------------
under this Guaranty are in addition to their obligations under any other existing or future guaranties given in connection with the Loan Agreement, and they shall remain in full force and effect until they are expressly modified or released in a writing signed by the Managing Agent on behalf the Requisite Banks (or, if required by the terms of the Loan Agreement, all of the Banks). Guarantors' obligations under this Guaranty are independent of those of Borrower under the other Loan Documents. The Managing Agent may bring a separate action, or commence a separate reference or arbitration proceeding against any Guarantor without first proceeding against Borrower or any other Guarantor, any other person or any security that the Managing Agent or the Banks may hold, and without pursuing any other remedy. The rights under this Guaranty shall not be exhausted by any action by the Managing Agent or any Bank until the Loans have been paid and performed in full.

          19.  No Waiver; Consents; Cumulative Remedies.  Each waiver by the
               ----------------------------------------
Managing Agent and the Banks must be in writing, and no waiver shall be construed as a continuing waiver. No waiver shall be implied from the Managing Agent's or any Bank's delay in exercising or failure to exercise any right or remedy against Borrower, Guarantors or any security. Consent by the Managing Agent or any Bank to any act or omission by Borrower or Guarantors shall not be construed as a consent to any other or subsequent act or omission, or as a waiver of the requirement for their consent to be obtained in any future or other instance. All remedies of the Managing Agent and the Banks against Borrower and Guarantors are cumulative.

          20.  Release.  This Guaranty shall automatically terminate upon
               -------
satisfaction of the Obligations. Absent such termination, Guarantors shall not be released from their obligations under this Guaranty except by a writing signed by the Managing Agent with the consent of all the Banks or upon delivery and acceptance by the Managing Agent and CSG of the Completion Certificates specified in Section 7.14 of the Loan Agreement on or before the Completion
             ------------
Date.

          21.  Successors and Assigns; Participations.  The terms of this
               --------------------------------------
Guaranty shall bind and benefit the legal representatives, successors and assigns of the Managing Agent, the Banks and the Guarantors; provided, however, that Guarantors may not assign this Guaranty, or assign or delegate any of their rights or obligations under this Guaranty, without the prior written consent of the Managing Agent in each instance. The Banks may sell or assign participations or other interests in the Loans and this Guaranty, in accordance with Section
                                                                      -------
12.8 of the Loan Agreement. Also without notice to or the consent of Guarantors, the Managing Agent and the Banks may disclose any and all information in their possession concerning Guarantors, this Guaranty and any security for this Guaranty to any actual or prospective purchaser of any securities issued or to be issued by Banks, and to any actual or prospective purchaser or assignee of any participation or other interest in the Loan Documents, all in accordance with Section 12.14 of the Loan Agreement.
      -------------

          22.  Governing Law.  This Guaranty shall be governed by, and
               -------------
construed in accordance with, the local Laws of the State of Nevada.

          23.  Costs and Expenses.  If any lawsuit, reference or arbitration
               ------------------
is commenced which arises out of, or which relates to this Guaranty, the prevailing party shall be entitled to recover from each other party such sums as the court, referee or arbitrator may adjudge to be reasonable attorneys' fees (including reasonably allocated costs for services of in-house counsel) in the action or proceeding, in addition to costs and expenses otherwise allowed by Law. In all other situations, including any Insolvency Proceeding, Guarantors agree to pay all of the Managing Agent's and the Banks' reasonable costs and expenses, including attorneys' fees (including reasonably allocated costs for services of their respective in-house counsel) which may be incurred in any effort to collect or enforce this Guaranty. From the time(s) incurred until paid in full, all sums shall bear interest at the Default Rate.

          24.  Integration; Modifications.  This Guaranty (a) integrates all
               --------------------------
the terms and conditions mentioned in or incidental to this Guaranty, (b) supersedes all oral negotiations and prior writings with respect to its subject matter, and (c) is intended by Guarantors, the Managing Agent and the Banks as the final expression of the agreement with respect to the terms and conditions set forth in this Guaranty and as the complete and exclusive statement of the terms agreed to by Guarantors, the Managing Agent and the Banks. No representation, understanding, promise or condition shall be enforceable against any party unless it is contained in this Guaranty.

          25.  Waiver of Right to Trial by Jury.  EACH PARTY TO THIS GUARANTY
               --------------------------------
HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER ANY LOAN DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTY HERETO OR ANY OF THEM WITH RESPECT TO THIS GUARANTY, THE LOAN AGREEMENT AND ANY OTHER LOAN DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS GUARANTY MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

          26.  Notices.  Notices hereunder shall be in writing and shall be
               -------
delivered in the manner prescribed for notices in the Loan Agreement.

          27.  Miscellaneous.  The illegality or unenforceability of one or
               -------------
more provisions of this Guaranty shall not affect any other provision.

          28.  Equipment Lessors' Rights.  Any reference in Paragraph 3 and
               -------------------------
following of this Guaranty to the Obligations, the Loans, the Loan Agreement and analogous terms shall be deemed to be qualified, where the context requires, by limiting the same to the Banks' Percentage thereof and shall be deemed to be amended, where the context requires, by adding a reference to the Equipment Lessors' Percentage of the obligations under the Equipment Lease. The Managing Agent shall be entitled, as respects the Equipment Lessors, to all of the rights and protections set forth in Article 11 of the Loan Agreement; provided that the
                                                               --------
Equipment Lessors shall not be entitled to any rights under this Guaranty if they do not confirm in writing promptly following request by the Managing Agent therefor their acceptance of the indemnification provisions contained in Section
11.7 of the Loan Agreement as to the Equipment Lessors' Percentage of any occurrence covered thereby.

          IN WITNESS WHEREOF, Guarantors have executed this Guaranty as of the date first written above by their respective duly authorized officers.

                                  MGM GRAND, INC.,
                                  a Delaware corporation



                                  By: /s/ K. Eugene Shutler
                                     ------------------------------------
                                  Title: Executive Vice President
                                        ---------------------------------

                                  PRIMADONNA RESORTS, INC.,
                                  a Nevada corporation



                                  By: /s/ Craig F. Sullivan
                                     -----------------------------------
                                  Title: Chief Financial Officer
                                        --------------------------------

Accepted:

BANK OF AMERICA NATIONAL TRUST
  AND SAVINGS ASSOCIATION, as
  Managing Agent


By: /s/ L. Chenevert, Jr.
   --------------------------
Title: Vice President
      -----------------------